UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number               811-22026

            The Gabelli SRI Fund, Inc. (Formerly, The Gabelli SRI Green Fund, Inc.)

(Exact name of registrant as specified in charter)

One Corporate Center

                        Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                    Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: March 31

Date of reporting period: March 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Gabelli SRI Green Fund, Inc.

Annual Report — March 31, 2013

Morningstar® rated the Gabelli SRI Green Fund, Inc. Class AAA Shares 4 stars overall, 2 stars for the three year period, and 5 stars for the five year period ended March 31, 2013 among 743, 743, and 571 World Stock funds, respectively. Morningstar RatingTM is based on risk-adjusted returns.

Portfolio Management Team

To Our Shareholders,

Enclosed are the schedule of investments and financial statements as of March 31, 2013.

Performance Discussion (Unaudited)

In recent years, the market has experienced unprecedented volatility, reacting quickly to any number of daily data points and headlines. Focus on short term returns and technical trading factors, combined with uncertainty over the fiscal cliff, the resolution of the deficit and debt ceiling, and concerns over Europe and the Middle East have contributed to this volatility. The Fund’s fiscal year ended with a banner fourth quarter, as the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) World Free Index was near its all time high.

While the daily rhythm of the stock market is unpredictable, the equation for long term market success is unchanged. Rigorous fundamental security analysis, investing in companies for the long term, and focus on finding undervalued stocks remain valid investment criteria. We view these uncertainties and market weaknesses as buying opportunities over the long term. (Y)Our Fund maintains a particular emphasis on companies that meet the Fund’s guidelines for social responsibility, i.e., not to invest in (a) the top fifty defense/weapons contractors, or (b) companies deriving more than 5% of revenues from tobacco, alcohol, gaming, defense/weapons production, or abortion related products.

We utilize our proprietary Private Market Value with a Catalyst® approach - determining what an informed industrialist would pay to own an entire business, demanding a margin of safety (discount to PMV), and seeking catalysts to surface value - as the main investment strategy with potential to be especially rewarding to our Fund holders.

For the fiscal year ended March 31, 2013, the net asset value (“NAV”) per Class AAA Share of the Gabelli SRI Green Fund, Inc. rose 11.5% compared with an increase of 8.1% for the MSCI AC World Free Index. See page 3 for additional performance information.

Selected holdings that contributed positively to performance for the fiscal year were Dialight plc (3.8% of net assets as of March, 31 2013) that engages in the manufacture and sale of signals and lighting products; Unilever plc (3.8%), the British component of the Unilever Group, which is a consumer goods company; Cree Inc. (5.3%), a leading manufacturer of light emitting diode (LED) products; and Fortune Brands Home & Security, Inc. (3.0%), itself a product of a spinoff, which provides home and security products. Some of our weaker performing stocks sold prior to March 31, 2013 were Mead Johnson Nutrition Co. a manufacturer, distributor, and seller of infant formulas; Globe Specialty Metals Inc. that produces and sells silicon metal and silicon based alloys; and Umicore S.A. (2.7%), which operates as a material technology and recycling company worldwide.

We appreciate your confidence and trust.

Sincerely yours,

Bruce N. Alpert President

May 9, 2013

Comparative Results

Average Annual Returns through March 31, 2013 (a)(b) (Unaudited)

	1 Year	3 Year	5 Year	Since Inception (6/01/07)
Class AAA (SRIGX)	11.50%	7.75%	9.30%	4.83%
MSCI AC World Free Index	8.05	5.42	(0.22)	(1.85	)(e)
Class A (SRIAX)	11.51	7.79	9.33	4.84
With sales charge (c)	5.10	5.69	8.04	3.78
Class C (SRICX)	10.78	6.95	8.48	4.07
With contingent deferred sales charge (d)	9.78	6.95	8.48	4.07
Class I (SRIDX)	11.90	8.04	9.58	5.10

In the current prospectus dated July 27, 2012, the expense ratios for Class AAA, A, C, and I Shares are 2.00%, 2.00%, 2.75%, and 1.75%, respectively. See page 10 for the expense ratios for the year ended March 31, 2013. Class AAA and I shares do not have a sale charge. The maximum sales charge for Class A and C Shares is 5.75% and 1.00%, respectively.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Current performance may be lower or higher than the performance data presented. Returns would have been lower had Gabelli Funds, LLC (the “Adviser”) not reimbursed certain expenses of the Fund. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The MSCI AC World Free Index is an unmanaged market capitalization weighted index representing both developed and emerging markets. Dividends are considered reinvested. You cannot invest directly in an index.
(b)	The Fund’s fiscal year ends March 31.
(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(d)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.
(e)	MSCI AC World Free Index since inception performance is as of May 31, 2007.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

GABELLI SRI GREEN FUND, INC. (CLASS AAA SHARES) AND MSCI AC WORLD FREE INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Gabelli SRI Green Fund, Inc.

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from October 1, 2012 through March 31, 2013	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended March 31, 2013.

	Beginning Account Value 10/01/12	Ending Account Value 03/31/13	Annualized Expenses Ratio	Expense Paid During Period*
Gabelli SRI Green Fund, Inc.
Actual Fund Return
Class AAA	$1,000.00	$1,122.30	2.00%	$10.58
Class A	$1,000.00	$1,122.40	2.00%	$10.58
Class C	$1,000.00	$1,118.50	2.75%	$14.52
Class I	$1,000.00	$1,124.20	1.75%	$9.27

Hypothetical 5% Return
Class AAA	$1,000.00	$1,014.96	2.00%	$10.05
Class A	$1,000.00	$1,014.96	2.00%	$10.05
Class C	$1,000.00	$1,011.22	2.75%	$13.79
Class I	$1,000.00	$1,016.21	1.75%	$8.80

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of March 31, 2013:

Gabelli SRI Green Fund, Inc.

Energy Efficiency	18.1%
Consumer Staples	14.6%
Water	14.3%
Light Emitting Diodes (LED)	12.5%
U.S. Government Obligations	9.3%
Power and Energy	8.3%
Agriculture	5.2%
Biofuels	4.9%

Environmental Services	3.3%
Batteries and Transportation	2.8%
Smart Grid	2.6%
Solar	2.2%
Alternative Generation and Utilities	1.7%
Other Assets and Liabilities (Net)	0.2%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Gabelli SRI Green Fund, Inc.

Schedule of Investments — March 31, 2013

Shares		Cost	Market Value
	COMMON STOCKS — 88.3%
	Agriculture — 5.2%
5,000	Agrium Inc.	$567,550	$487,500
10,000	American Vanguard Corp.	332,748	305,400
10,000	CF Industries Holdings Inc.	1,311,772	1,903,700
9,000	The Mosaic Co.	554,417	536,490

		2,766,487	3,233,090

	Alternative Generation and Utilities — 1.7%
125,000	Algonquin Power & Utilities Corp.	630,222	915,489
15,000	GrafTech International Ltd.†	301,043	115,200

		931,265	1,030,689

	Batteries and Transportation — 2.8%
45,000	Tesla Motors Inc.†	1,361,375	1,705,050

	Biofuels — 4.9%
55,000	Darling International Inc.†	927,808	987,800
60,000	Novozymes A/S, Cl. B	1,701,643	2,034,248

		2,629,451	3,022,048

	Consumer Staples — 14.6%
25,000	Boulder Brands Inc.†	233,890	224,500
32,500	Danone SA	2,306,763	2,261,319
40,000	Nestlé SA	2,337,037	2,892,658
55,000	Unilever plc, ADR	1,789,996	2,323,200
15,000	Whole Foods Market Inc.	965,114	1,301,250

		7,632,800	9,002,927

	Energy Efficiency — 18.1%
100	A.O. Smith Corp.	5,703	7,357
110,000	ABB Ltd., ADR	2,155,146	2,503,600
50,000	Fortune Brands Home & Security Inc.†	776,120	1,871,500
65,000	Johnson Controls Inc.	2,078,806	2,279,550
55,000	Tenneco Inc.†	1,779,722	2,162,050
20,000	The ADT Corp.	699,532	978,800
35,000	Tyco International Ltd.	908,656	1,120,000
7,000	Woodward Inc.	259,800	278,320

		8,663,485	11,201,177

	Environmental Services — 3.3%
35,000	Horsehead Holding Corp.†	391,711	380,800
35,000	Umicore SA	1,663,587	1,644,074

		2,055,298	2,024,874

	Light Emitting Diodes (LED) — 12.5%
15,000	Acuity Brands Inc.	840,161	1,040,250
60,000	Cree Inc.†	1,837,920	3,282,600
120,000	Dialight plc	1,414,067	2,361,236
35,000	Universal Display Corp.†	883,597	1,028,650

		4,975,745	7,712,736

	Power and Energy — 8.3%
25,000	Chart Industries Inc.†	1,207,202	2,000,250

Shares			Cost	Market Value

15,495		Eaton Corp. plc	$804,277	$949,069
40,000		Golar LNG Ltd.	1,011,206	1,478,400
15,000	(a)	Golar LNG Partners LP	355,333	495,000
7,000		Westport Innovations Inc.†	235,560	206,570

			3,613,578	5,129,289

		Smart Grid — 2.6%
80,000		PSI AG fuer Produkte und Systeme der Informations technologie	2,199,275	1,611,547

		Water — 14.3%
15,000		Layne Christensen Co.†	321,297	320,700
20,000		Lindsay Corp.	1,256,276	1,763,600
45,000		Mueller Water Products Inc., Cl. A	171,033	266,850
8,398		Pentair Ltd.	351,096	442,994
25,000		Pure Technologies Ltd.†	102,327	116,405
12,000		Valmont Industries Inc.	1,476,749	1,887,240
35,000		Watts Water Technologies Inc., Cl. A	1,313,852	1,679,650
85,000		Xylem Inc.	2,166,670	2,342,600

			7,159,300	8,820,039

		TOTAL COMMON STOCKS	43,988,059	54,493,466

Principal Amount
		CONVERTIBLE CORPORATE BONDS — 2.2%
		Solar — 2.2%
$1,500,000		ReneSola Ltd., Cv., 4.125%, 03/15/18(b)	1,097,295	772,500
600,000		SunPower Corp., Cv., 4.500%, 03/15/15	530,145	604,125

			1,627,440	1,376,625

		TOTAL CONVERTIBLE CORPORATE BONDS	1,627,440	1,376,625

		U.S. GOVERNMENT OBLIGATIONS — 9.3%
5,704,000		U.S. Treasury Bills, 0.050% to 0.242%††,
		04/11/13 to 09/12/13	5,702,437	5,702,703

		TOTAL INVESTMENTS — 99.8%	$51,317,936	61,572,794

		Other Assets and Liabilities (Net) — 0.2%		143,079

		NET ASSETS — 100.0%		$61,715,873

(a)	Denoted in units.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2013, the market value of the Rule 144A security amounted to $772,500 or 1.25% of net assets.
†	Non-income producing security.

See accompanying notes to financial statements.

Gabelli SRI Green Fund, Inc.

Schedule of Investments (Continued) — March 31, 2013

††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt

Geographic Diversification	% of Market Value	Market Value
North America	63.5%	$39,125,944
Europe	32.0	19,700,950
Latin America	4.5	2,745,900

	100.0%	$61,572,794

See accompanying notes to financial statements.

Gabelli SRI Green Fund, Inc.

Statement of Assets and Liabilities

March 31, 2013

Assets:
Investments, at value (cost $51,317,936)	$61,572,794
Cash	628,155
Receivable for Fund shares sold	310,885
Dividends and interest receivable	61,743
Prepaid expenses	37,237

Total Assets	62,610,814

Liabilities:
Payable for investments purchased	627,939
Payable for Fund shares redeemed	79,702
Payable for investment advisory fees	96,320
Payable for distribution fees	16,445
Payable for accounting fees	7,500
Other accrued expenses	67,035

Total Liabilities	894,941

Net Assets (applicable to 5,154,936 shares outstanding)	$61,715,873

Net Assets Consist of:
Paid-in capital	$62,129,421
Accumulated net investment loss	(126,720)
Accumulated net realized loss on investments and foreign currency transactions	(10,539,887)
Net unrealized appreciation on investments	10,254,858
Net unrealized depreciation on foreign currency translations	(1,799)

Net Assets	$61,715,873

Shares of Capital Stock, each at $0.001 par value; 500,000,000 shares authorized:
Class AAA:
Net Asset Value, offering, and redemption price per share ($22,050,306 ÷ 1,834,412 shares outstanding)	$12.02

Class A:
Net Asset Value and redemption price per share ($24,026,351 ÷ 2,000,473 shares outstanding)	$12.01

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$12.74

Class C:
Net Asset Value and offering price per share ($8,224,434 ÷ 708,603 shares outstanding)	$11.61 (a)

Class I:
Net Asset Value, offering, and redemption price per share ($7,414,782 ÷ 611,448 shares outstanding)	$12.13

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended March 31, 2013

Investment Income:
Dividends (net of foreign withholding taxes of $6,070)	$712,217
Interest	221,222

Total Investment Income	933,439

Expenses:
Investment advisory fees	550,046
Distribution fees - Class AAA	51,832
Distribution fees - Class A	53,074
Distribution fees - Class C	74,932
Registration expenses	64,083
Legal and audit fees	61,591
Shareholder communications expenses	56,004
Shareholder services fees	47,296
Accounting fees	45,000
Directors’ fees	25,625
Custodian fees	9,729
Miscellaneous expenses	19,416

Total Expenses	1,058,628

Plus:
Expenses recovered by the Adviser (See Note 3)	83,801

Net Expenses	1,142,429

Net Investment Loss	(208,990)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized loss on investments	(839,408)
Net realized loss on foreign currency transactions	(34)

Net realized loss on investments and foreign currency transactions	(839,442)

Net change in unrealized appreciation/depreciation:
on investments	7,120,036
on foreign currency translations	(628)

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	7,119,408

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	6,279,966

Net Increase in Net Assets Resulting from Operations	$6,070,976

See accompanying notes to financial statements.

Gabelli SRI Green Fund, Inc.

Statement of Changes in Net Assets

	Year Ended March 31, 2013	Year Ended March 31, 2012
Operations:
Net investment loss	$(208,990)	$(454,283)
Net realized loss on investments, written options, and foreign currency transactions	(839,442)	(9,096,883)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	7,119,408	(3,306,651)

Net Increase/(Decrease) in Net Assets Resulting from Operations	6,070,976	(12,857,817)

Distributions to Shareholders:
Net investment income
Class AAA	—	(126,601)
Class A	—	(98,526)
Class I	—	(13,487)

	—	(238,614)

Net realized gain
Class AAA	—	(89,844)
Class A	—	(68,706)
Class C	—	(24,355)
Class I	—	(6,433)

	—	(189,338)

Return of capital
Class AAA	—	(187)
Class A	—	(145)
Class I	—	(20)

	—	(352)

Total Distributions to Shareholders	—	(428,304)

Capital Share Transactions:
Class AAA	(3,540,276)	13,936,579
Class A	509,009	10,927,534
Class C	(601,560)	5,190,537
Class I	2,014,046	3,548,491

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(1,618,781)	33,603,141

Redemption Fees	42	9,632

Net Increase in Net Assets	4,452,237	20,326,652
Net Assets:
Beginning of period	57,263,636	36,936,984

End of period (including undistributed net investment income of $0 and $0, respectively)	$61,715,873	$57,263,636

See accompanying notes to financial statements.

Gabelli SRI Green Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/Supplemental Data
Period Ended March 31	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Invest- ment Income	Net Realized Gain on Investments	Return of Capital(b)	Total Distrib- utions	Redemption Fees(a)(b)	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (in 000’s)	Net Investment Income (Loss)	Expenses Net of Waivers/ Reimburse- ments(c)		Expenses Before Waivers/ Reim- bursements		Portfolio Turnover Rate
Class AAA
2013	$10.78	$(0.03)	$1.27	$1.24	—	—	—	—	$0.00	$12.02	11.50%	$22,050	(0.27)%	2.00	%(d)	2.00	%(d)	27%
2012	12.86	(0.07)	(1.93)	(2.00)	$(0.05)	$(0.03)	$(0.00)	$(0.08)	0.00	10.78	(15.50)	23,423	(0.69)	2.00	(d)	2.00	(d)	152
2011	10.44	(0.09)	3.31	3.22	—	(0.80)	—	(0.80)	0.00	12.86	32.77	16,631	(0.82)	2.00		2.86		365
2010	6.12	(0.12)	4.44	4.32	—	—	—	—	0.00	10.44	70.59	4,573	(1.31)	2.01		4.70		190
2009	8.41	(0.01)	(2.25)	(2.26)	(0.03)	—	(0.00)	(0.03)	0.00	6.12	(26.88)	653	(0.15)	2.01		11.07		65
Class A
2013	$10.77	$(0.03)	$1.27	$1.24	—	—	—	—	$0.00	$12.01	11.51%	$24,026	(0.32)%	2.00	%(d)	2.00	%(d)	27%
2012	12.86	(0.08)	(1.93)	(2.01)	$(0.05)	$(0.03)	$(0.00)	$(0.08)	0.00	10.77	(15.58)	21,083	(0.70)	2.00	(d)	2.00	(d)	152
2011	10.42	(0.10)	3.34	3.24	—	(0.80)	—	(0.80)	0.00	12.86	33.05	14,391	(0.88)	2.00		2.86		365
2010	6.12	(0.13)	4.43	4.30	—	—	—	—	0.00	10.42	70.26	4,671	(1.36)	2.01		4.70		190
2009	8.40	(0.01)	(2.24)	(2.25)	(0.03)	—	(0.00)	(0.03)	0.00	6.12	(26.75)	591	(0.15)	2.01		11.07		65
Class C
2013	$10.48	$(0.11)	$1.24	$1.13	—	—	—	—	$0.00	$11.61	10.78%	$8,225	(1.03)%	2.75	%(d)	2.75	%(d)	27%
2012	12.55	(0.15)	(1.89)	(2.04)	—	$(0.03)	—	$(0.03)	0.00	10.48	(16.21)	8,112	(1.41)	2.75	(d)	2.75	(d)	152
2011	10.28	(0.18)	3.25	3.07	—	(0.80)	—	(0.80)	0.00	12.55	31.80	4,532	(1.66)	2.75		3.61		365
2010	6.08	(0.20)	4.40	4.20	—	—	—	—	0.00	10.28	69.08	1,057	(2.10)	2.76		5.45		190
2009	8.37	(0.07)	(2.22)	(2.29)	—	—	—	—	0.00	6.08	(27.36)	104	(0.93)	2.76		11.82		65
Class I
2013	$10.84	$(0.01)	$1.30	$1.29	—	—	—	—	$0.00	$12.13	11.90%	$7,415	(0.13)%	1.75	%(d)	1.75	%(d)	27%
2012	12.94	(0.04)	(1.96)	(2.00)	$(0.07)	$(0.03)	$(0.00)	$(0.10)	0.00	10.84	(15.37)	4,646	(0.37)	1.75	(d)	1.75	(d)	152
2011	10.47	(0.07)	3.34	3.27	—	(0.80)	—	(0.80)	0.00	12.94	33.17	1,383	(0.65)	1.75		2.61		365
2010	6.13	(0.09)	4.43	4.34	—	—	—	—	0.00	10.47	70.80	2,872	(0.98)	1.76		4.45		190
2009	8.42	0.01	(2.25)	(2.24)	(0.05)	—	(0.00)	(0.05)	0.00	6.13	(26.64)	410	0.10	1.76		10.82		65

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return excluding the effect of the contribution from the Fund’s Adviser for the period ended March 31, 2012 was (15.67)%, (15.70)%, (16.28)%, and (15.38)% for Class AAA, Class A, Class C, and Class I Shares, respectively.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The expense ratios include interest expense which is not subject to the expense limitation for each class of shares.
(d)

Under an expense deferral agreement with the Adviser, the Adviser recovered from the Fund $83,801 and $56,477 for the years ended March 31, 2013 and March 31, 2012, respectively, representing previously reimbursed expenses from the Adviser. Had such payments not been made, the expense ratios for the years ended March 31, 2013 and March 31, 2012 would have been 1.85% and 1.91% (Class AAA and Class A), 2.60% and 2.66% (Class C), and 1.60% and 1.66% (Class I), respectively.

See accompanying notes to financial statements.

Gabelli SRI Green Fund, Inc.

Notes to Financial Statements

1. Organization. The Gabelli SRI Green Fund, Inc. was incorporated on March 1, 2007 in Maryland. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced investment operations on June 1, 2007. The Fund’s primary objective is to seek capital appreciation. The Fund seeks to achieve its objective by investing substantially all, and in any case, no less than 80% of its assets in common stocks and preferred stocks of companies that meet the Fund’s guidelines for both social responsibility and sustainability at the time of investment.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

Gabelli SRI Green Fund, Inc.

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of March 31, 2013 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 3/31/13
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$54,493,466	—	$54,493,466
Convertible Corporate Bonds (a)	—	$1,376,625	1,376,625
U.S. Government Obligations	—	5,702,703	5,702,703
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$54,493,466	$7,079,328	$61,572,794

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the year ended March 31, 2013. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments at March 31, 2013 or March 31, 2012.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

Gabelli SRI Green Fund, Inc.

Notes to Financial Statements (Continued)

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at March 31, 2013, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance

Gabelli SRI Green Fund, Inc.

Notes to Financial Statements (Continued)

moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. At March 31, 2013, the Fund held no investments in option contracts.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted security the Fund held as of March 31, 2013, refer to the Schedule of Investments.

Gabelli SRI Green Fund, Inc.

Notes to Financial Statements (Continued)

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the current year write-off of net operating loss. These reclassifications have no impact on the NAV of the Fund. For the year ended March 31, 2013, reclassifications were made to decrease accumulated net investment loss by $237,722 and decrease accumulated net realized loss on investments and foreign currency transactions by $34, with an offsetting adjustment to paid-in-capital.

The tax character of distributions paid during the year ended March 31, 2012 was as follows:

Year Ended March 31, 2012
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$377,452
Net long term capital gains	50,500
Return of capital	352

Total distributions paid	$428,304

No distributions were made during the year ended March 31, 2013.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

Gabelli SRI Green Fund, Inc.

Notes to Financial Statements (Continued)

At March 31, 2013, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(10,440,294)
Net unrealized appreciation on investments and foreign currency translations	10,167,716
Qualified late year loss deferral*	(140,970)

Total	$(413,548)

*

Qualified late year losses related to ordinary losses and foreign currency realized after October 31(certain ordinary losses incurred after December 31) and prior to the Fund’s year end may be elected as occurring on the first day of the following year. For the year ended March 31, 2013, the Fund elected to defer $140,970 of these as ordinary losses.

At March 31, 2013, the Fund had net capital loss carryforwards for federal income tax purposes, which are available to reduce future required distributions of net capital gains to shareholders for an unlimited period. These capital losses will retain their character as either short term or long term capital losses.

Short term capital loss carryforward with no expiration	$9,227,460
Long term capital loss carryforward with no expiration	1,212,834

Total capital loss carryforwards	$10,440,294

At March 31, 2013, the temporary differences between book basis and tax basis net unrealized appreciation on investments were primarily due to deferral of losses from wash sales for tax purposes and basis adjustments on investments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at March 31, 2013:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$51,403,279	$11,613,610	$(1,444,095)	$10,169,515

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended March 31, 2013, the Fund did not incur any income tax, interest, or penalties. As of March 31, 2013, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended March 31, 2010 through March 31, 2013 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

Gabelli SRI Green Fund, Inc.

Notes to Financial Statements (Continued)

The Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage, interest, taxes, and extraordinary expenses) until at least July 31, 2013 at no more than 2.00%, 2.00%, 2.75%, and 1.75% of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I, respectively. In addition, the Fund has agreed, during the three year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed the foregoing limitations. The agreements are renewable annually. During the year ended March 31, 2013, the Adviser recovered $83,801. At March 31, 2013, the cumulative amount which the Fund may repay the Adviser is $130,192, expiring March 31, 2014.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $3,000 plus $500 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the each committee and the Lead Director each receive an annual fee of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Fund, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended March 31, 2013, other than short term securities and U.S. Government obligations, aggregated $13,356,785 and $13,366,643, respectively.

6. Transactions with Affiliates. During the year ended March 31, 2013, the Fund paid brokerage commissions on security trades of $7,156 to G.research, Inc. (formerly Gabelli & Company, Inc.) an affiliate of the Fund. Additionally, the Distributor retained a total of $18,712 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended March 31, 2013, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Capital Stock Transactions. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, solely to certain institutions, directly through the Distributor, or brokers that have entered into selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

Gabelli SRI Green Fund, Inc.

Notes to Financial Statements (Continued)

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended March 31, 2013 and March 31, 2012 amounted to $42 and $9,632, respectively.

Transactions in shares of capital stock were as follows:

	Year Ended March 31, 2013		Year Ended March 31, 2012
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	622,566	$6,835,293	3,773,891	$45,152,433
Shares issued upon reinvestment of distributions	—	—	21,581	208,907
Shares redeemed	(961,847)	(10,375,569)	(2,915,074)	(31,424,761)

Net increase/(decrease)	(339,281)	$(3,540,276)	880,398	$13,936,579

Class A
Shares sold	469,864	$5,101,876	2,122,246	$24,663,563
Shares issued upon reinvestment of distributions	—	—	15,701	151,990
Shares redeemed	(427,571)	(4,592,867)	(1,299,062)	(13,888,019)

Net increase	42,293	$509,009	838,885	$10,927,534

Class C
Shares sold	164,700	$1,771,351	739,579	$8,753,404
Shares issued upon reinvestment of distributions	—	—	2,402	22,703
Shares redeemed	(229,899)	(2,372,911)	(329,348)	(3,585,570)

Net increase/(decrease)	(65,199)	$(601,560)	412,633	$5,190,537

Class I
Shares sold	298,108	$3,270,501	401,799	$4,396,107
Shares issued upon reinvestment of distributions	—	—	1,990	19,383
Shares redeemed	(115,047)	(1,256,455)	(82,277)	(866,999)

Net increase	183,061	$2,014,046	321,512	$3,548,491

8. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this

Gabelli SRI Green Fund, Inc.

Notes to Financial Statements (Continued)

Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

10. Subsequent Events. Effective April 17, 2013, the Fund changed its name to the Gabelli SRI Fund, Inc. The Fund seeks to achieve its objective by investing substantially all, and in any case no less than 80%, of its assets in common stocks and preferred stocks of companies that meet the Fund’s guidelines for social responsibility at the time of investment, thereby discontinuing the sustainability criteria.

Management has evaluated the impact on the Fund of all other subsequent events occurring through the date the financial statements were issued and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

Gabelli SRI Green Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Gabelli SRI Green Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gabelli SRI Green Fund, Inc. (the “Fund”) at March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

May 24, 2013

Gabelli SRI Green Fund, Inc.

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to Gabelli SRI Green Fund, Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]
INTERESTED DIRECTOR[4] :

Mario J. Gabelli, CFA Director and Chairman Age: 70	Since 2007	27	Chairman, Chief Executive Officer, Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc., and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/ GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services); Director of CIBL, Inc. (broadcasting and wireless communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

NON-INTERESTED DIRECTORS[5] :

Clarence A. Davis Director Age: 71	Since 2007	2	Former Chief Executive Officer of Nestor, Inc. (2007-2009); Former Chief Operating Officer (2000-2005) and Chief Financial Officer (1999- 2000) of the American Institute of Certified Public Accountants	Director of Telephone & Data Systems, Inc. (telephone services); Director of Pennichuck Corp. (water supply)

Vincent D. Enright Director Age: 69	Since 2007	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics); Director of The LGL Group, Inc. (diversified manufacturing)

William F. Heitmann Director Age: 64	Since 2012	3	Senior Vice President of Finance, Verizon Communications, and President, Verizon Investment Management (1971-2011)	Director of DRS Technologies (defense electronic systems)

Anthonie C. van Ekris Director Age: 78	Since 2007	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	—

Gabelli SRI Green Fund, Inc.

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:

Bruce N. Alpert President; Acting Chief Compliance Officer Age: 61	Since 2007 Since November 2011	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Agnes Mullady Treasurer and Secretary Age: 54	Since 2007	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC that acts as the Fund’s investment adviser.

[5]	Directors who are not interested persons are considered “Independent” Directors.

GABELLI SRI GREEN FUND, INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Christopher C. Desmarais joined GAMCO Investors, Inc. in 1993. Currently he is a Managing Director of GAMCO Asset Management Company, a portfolio manager of Gabelli Funds, LLC, as well as the Director of Socially Responsive Investments. He is a co-portfolio manager of the Fund, and his responsibilities also include marketing and client service of GAMCO’s Value, Growth, and International capabilities for institutional, endowment, and family office clients as well as direct oversight of all of the Firm’s SRI equity products. He is a graduate of Fairfield University with a B.A. in Economics.

Christopher J. Marangi joined G.research, Inc. in 2003 as a research analyst, and currently leads the digital research sector team. He also serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College, and holds an MBS with honors from Columbia School of Business.

Kevin V. Dreyer joined G.research, Inc. in 2005 as a research analyst covering companies within the consumer sector. Mr. Dreyer now leads the consumer and healthcare and wellness sector teams. He also serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA from Columbia Business School.

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. © 2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

GABELLI SRI GREEN FUND, INC. One Corporate Center Rye, New York 10580-1422

t 800-GABELLI (800-422-3554) f 914-921-5118 e info@gabelli.com GABELLI.COM

Net Asset Value per share available daily by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS	OFFICERS

Mario J. Gabelli, CFA Chairman and Chief Executive Officer, GAMCO Investors, Inc.	Bruce N. Alpert President and Acting Chief Compliance Officer
Agnes Mullady
Clarence A. Davis Former Chief Executive Officer,	Secretary and Treasurer
Nestor, Inc.	DISTRIBUTOR

Vincent D. Enright Former Senior Vice	G.distributors, LLC
President and	CUSTODIAN
Chief Financial Officer, KeySpan Corp.	The Bank of New York Mellon

William F. Heitmann Former Senior Vice	LEGAL COUNSEL
President of Finance,	Paul Hastings LLP
Verizon Communications, Inc.

Anthonie C. van Ekris Chairman, BALMAC International, Inc.

This report is submitted for the general information of the shareholders of Gabelli SRI Green Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Overall Morningstar Rating

Morningstar® rated Gabelli SRI Green Fund, Inc., Class AAA Shares 4 stars overall, 2 stars for the three year period, and 5 stars for the five year period ended March 31, 2013 among 743,743, and 571 World Stock funds, respectively. Morningstar Rating TM is based on risk-adjusted returns.

GAB1794Q113AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Clarence A. Davis and Vincent D. Enright are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $19,474 for 2012 and $19,474 for 2013.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2012 and $0 for 2013.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,500 for 2012 and $3,500 for 2013. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2012 and $0 for 2013.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2012 and $0 for 2013.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli SRI Fund, Inc. (Formerly, The Gabelli SRI Green Fund, Inc.)

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	6/6/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	6/6/13

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	6/6/13

* Print the name and title of each signing officer under his or her signature.